Exhibit 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Jeffery, Chief Executive Officer of LECG Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, (1) the quarterly report on Form 10-Q of LECG Corporation for the fiscal quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of LECG Corporation.

Date: November 6, 2008	By:	/s/ Michael J. Jeffery
Michael J. Jeffery
Chief Executive Officer